Lord Abbett Securities Trust
Lord Abbett Global Equity Research Fund

Supplement dated July 24, 2018 to the

Prospectus dated March 1, 2018, as supplemented

This Supplement updates certain information contained in the Fund’s Prospectus. Please review this important information carefully.

The following replaces the table in the subsection under “Management – Portfolio Managers” on page 33 of the prospectus:

Portfolio Manager/Title	Member of the Investment Management Team Since
David J. Linsen, Partner and Director of Equities	2018
Jeffrey Arricale, Deputy Director, Global Equity Research	2018
Sue Kim, Deputy Director, Global Equity Research	2018

The following paragraph replaces the third paragraph under “Management and Organization of the Funds – Portfolio Managers” beginning on page 178 of the prospectus:

Global Equity Research Fund. David Linsen, Partner and Director of Equities, heads the Fund’s team. Mr. Linsen joined Lord Abbett in 2001 and has been a member of the investment team since 2018. Assisting Mr. Linsen are Jeffrey Arricale, Deputy Director, Global Equity Research and Sue Kim, Deputy Director, Global Equity Research. Mr. Arricale joined Lord Abbett in 2012 and has been a member of the team since 2018. Ms. Kim joined Lord Abbett in 2015 and has been a member of the team since 2018. Ms. Kim was formerly a Managing Director at Harbor Bridge Capital Management, LP from 2014 to 2015 and a Managing Director at Asian Century Quest Capital LLC from 2005 to 2013. Messrs. Linsen and Arricale, and Ms. Kim are jointly and primarily responsible for the day-to-day management of the Fund and general oversight of the team of investment professionals.

Please retain this document for your future reference.